IMMEDIATE INCOME BUILDER II

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated September 14, 2012

to the

Prospectus dated May 1, 2007

Effective on or about October 26, 2012, the Oppenheimer High Income Fund/VA subaccount will reorganize into the Oppenheimer Global Strategic Income Fund/VA subaccount.

The following hereby replaces the corresponding paragraphs under Addition, Deletion, or Substitution of Investments in Appendix B:

New subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by us. Each additional subaccount will purchase shares in a underlying fund portfolio or other investment vehicle. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, we will notify owners and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, we may, at our discretion, close a subaccount to new investment. Any subsequent premium payment transactions into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Immediate Income Builder II dated May 1, 2007